Related Parties and Party-In-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Parties and Party-In-Interest Transactions	Related Party and Party-in-Interest Transactions
Certain Plan investments are managed by Fidelity Investments, the trustee and recordkeeper for the Plan. These transactions qualify as party-in-interest transactions under ERISA.
Fidelity Investments provides certain administrative services to the Plan pursuant to a master services agreement between the Bank and Fidelity Investments. Fidelity Investments receives revenue from mutual fund service providers for services that Fidelity Investments provides to the funds. This revenue is used to offset certain amounts owed to Fidelity Investments for its administrative services to the Plan.
If the revenue received by Fidelity Investments from such mutual fund service providers exceeds the amount owed under the master services agreement, the amount equal to such excess revenue is allocated to eligible participant accounts and applied to pay Plan administrative expenses. Net fees paid directly by the Plan to Fidelity Investments for administrative expenses totaled $286,714 and $211,685 for the years ended December 31, 2025, and 2024, respectively.
The Plan invests in Webster Financial Corporation common stock. At December 31, 2025, and 2024, the Plan held 1,463,237 shares and 1,549,618 shares of Webster Financial Corporation common stock, respectively, valued at $92,103,230 and $85,576,606, respectively. For the years ended December 31, 2025, and 2024, the Plan recorded dividends from Webster Financial Corporation common stock totaling $2,360,120 and $2,598,379, respectively.